WAIVER AND AMENDMENT

This WAIVER AND AMENDMENT (this "**Amendment**"), dated as of July 16, 2009, is entered into by and between STOCKERYALE, INC., a Massachusetts corporation (the "**Company**") and LV ADMINISTRATIVE SERVICES, INC., as administrative and collateral agent ("**LV**") for each of VALENS OFFSHORE SPV I, LTD., a Cayman Islands company ("**Valens Offshore I**"), PSOURCE STRUCTURED DEBT LIMITED, a Guernsey company ("**Psource**") and VALENS U.S. SPV I, LLC, a Delaware limited liability company ("**VUS**"), VALENS OFFSHORE SPV II, Corp. ("**Valens Offshore II**" and together with LV, Valens Offshore I, PSource and VUS, the "**Creditor Parties**" and each a "**Creditor Party**") for the purpose of amending certain terms of: (i) (a) that certain Amended and Restated Secured Term Note, dated as of December 28, 2007 issued by the Company in favor of Laurus Master Fund, Ltd. (In Liquidation), a Cayman Islands company ("**Laurus**"), and subsequently assigned to certain of the Creditor Parties (as further amended, restated, modified and/or supplemented from time to time, the "**First December 2005 Amended and Restated Term Note**"), (b) that certain Amended and Restated Secured Term Note, dated as of December 28, 2007 issued by the Company in favor of PSource, and subsequently assigned to certain of the Creditor Parties (as amended, restated, modified and/or supplemented from time to time, the "**Second December 2005 Amended and Restated Term Note**", together with the First December 2005 Amended and Restated Term Note, the "**December Term Notes**" and each, a "**December Term Note**"; which December Term Notes amended and restated in its entirety that certain Secured Term Note, dated as of December 30, 2005 issued by the Company in favor of Laurus); (ii) that certain Amended and Restated Secured Term Note, dated as of December 28, 2007 issued by the Company in favor of Laurus, and subsequently assigned to certain of the Creditor Parties (as further amended, restated, modified and/or supplemented from time to time, the "**June 2007 Term Note**"; which amended in its entirety that certain Secured Term Note, dated as of June 15, 2007 issued by the Company in favor of Laurus); (iii) that certain Amended and Restated Secured Term Note, dated as of December 28, 2007 issued by the Company in favor of VUS, and subsequently assigned to certain of the Creditor Parties (as amended, restated, modified and/or supplemented from time to time, the "**December 2007 Term Note**" and together with the December Term Notes and the June 2007 Term Note, the "**Term Notes**" and each, a "**Term Note**"); (iv) that certain Overadvance Letter dated March 31, 2008 by and between Laurus and the Company (as amended, restated, modified and/or supplemented from time to time, the "**March 31 Overadvance Letter**"), and subsequently assigned in full to VUS; (v) that certain Secured Non-Convertible Revolving Note dated as of June 28, 2006 (as amended, restated, modified and/or supplemented from time to time, the "**2006 Note**") made by the Company in favor of Laurus in the original principal amount of $4,000,000, and subsequently assigned in full to VUS; and (vi) that certain Security and Purchase Agreement dated as of June 28, 2006 by and among the Company and Laurus (as amended, restated, modified and/or supplemented from time to time, the "**Security Agreement**" and together with each of the Term Notes, the March 31 Overadvance Letter, the 2006 Note and the other Ancillary Agreements referred to in the Security Agreement, collectively, the "**Documents**"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Documents, as applicable.

WHEREAS, the Company and the Creditor Parties have agreed to make certain changes to the Security Agreement as set forth herein.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Waivers

1(a) Each Creditor Party holding an interest in a Term Note hereby waives those "Events of Default" that may have occurred under the Term Note to the extent arising solely on account of the Company's failure to make payments of principal otherwise due on June 1, 2009. All such missed payments shall otherwise be due and owing in accordance with the terms of Section 2(a) below.

1(b) Each Creditor Party holding an interest in the 2006 Note and March 31 Overadvance Letter hereby waives those "Events of Default" that may have occurred under such 2006 Note to the extent arising solely on account of the Company's failure to repay such 2006 Note and Overadvance in full on June 28, 2009. Payment of the 2006 Note and Overadvance shall continue to be governed by the terms and conditions of the 2006 Note, the March 31 Overadvance Letter and the Security Agreement, as applicable, taking into account the extension of the Maturity Date of the 2006 Note as described in Section 2(d) below and the extension of the Overadvance as described in Section 2(c) below.

Amendments

2(a) Each Creditor Party holding an interest in a Term Note and the Company hereby agree that for the period commencing on June 1, 2009 through and including October 1, 2009 (such period, the "**Deferred Repayment Period**"), the Company shall not be required to make the regularly scheduled Monthly Principal Amount payments on any Repayment Date falling within the Deferred Repayment Period pursuant to the terms of Section 2.1 of the Term Notes. All regularly scheduled Monthly Principal Amount payments that would otherwise be payable on the Term Notes during the Deferred Repayment Period shall instead be payable in full on October 15, 2009. From and after October 2, 2009, regularly scheduled amortizing Monthly Principal Amount payments under the Term Notes shall be due and payable in accordance with the terms of the applicable Term Note. The Company shall continue to make all payments of Monthly Interest Amounts and all other amounts owing under each of the Term Notes (other than Monthly Principal Amounts deferred during the Deferred Repayment Period), as required per the terms of the Term Notes.

2(b) Each Creditor Party holding an interest in a Term Note and the Company hereby agree that Section 1.1 in each such Term Note is hereby deleted in its entirety and in each case the following new Section 1.1 be inserted in lieu thereof:

> "1.1 Interest Rate. Interest payable on this Note shall accrue at a rate per annum equal to twelve percent (12.0%) (the "**Interest Rate**"). Interest shall be (i) calculated on the basis of actual days elapsed in a year of 360 days and (ii) payable monthly, in arrears, on the first business day of each consecutive calendar month hereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise."

2(c) Each Creditor Party holding an interest in the 2006 Note and the Company hereby agree that the second paragraph of the March 31 Overadvance Letter is hereby deleted and the following paragraph be inserted in lieu thereof:

> "Subject to satisfaction of the Overadvance Conditions (as defined below), Laurus is hereby notifying the Company of its decision to exercise the discretion granted to it pursuant to Section 2(a)(i) of the Security Agreement to make Loans to the Company in excess of the Formula Amount then in effect (the "Overadvances") in an amount requested by the Company not to exceed $500,000 in the aggregate (the "Maximum Overadvance Amount"). The Overadvance shall be payable in full on October 15, 2009, subject to acceleration following the occurrence of an Event of Default or other termination of the Security Agreement. Once repaid in part or in full, the Overadvance may not be reborrowed. The Overadvance may be repaid at anytime in whole or in part with or without notice and without penalty of any kind or nature."

2(d) Each Creditor Party holding an interest in the 2006 Note and the Company hereby agree that the "Maturity Date" as defined in such 2006 Note is extended from June 28, 2009 to October 15, 2009.

2(e) Each Creditor Party holding an interest in a 2006 Note and the Company hereby agree that Section 1.1 in such 2006 Note is hereby deleted in its entirety and in each case the following new Section 1.1 is inserted in lieu thereof:

> "1.1 Contract Rate. Interest payable on this Note shall accrue at a rate per annum equal to ten percent (10.0%) (the "**Contract Rate**"). Interest shall be (i) calculated on the basis of actual days elapsed in a year of 360 days and (ii) payable monthly, in arrears, on the first business day of each consecutive calendar month hereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise."

2(f) Each Creditor Party holding an interest in the Security Agreement and the Company hereby agree that the definition of "Inventory Availability" appearing in Annex A to the Security Agreement is hereby amended by deleting the date "June 28, 2009" appearing therein and inserting the new date "October 15, 2009" in lieu thereof.

3. Each Creditor Party and the Company hereby agrees and acknowledges that in the event that the Company shall fail to obtain and deliver to the Agent on or prior to July 30, 2009, a written and verifiable commitment (which commitment shall be required to be in form and substance acceptable to the Creditor Parties as determined in their reasonable discretion) from a third party to consummate a transaction to acquire the Company and/or its assets, and/or consummate a merger with the Company and or any of its Subsidiaries, the terms of which transaction shall include the indefeasible payment in full of all amounts owing under the Term Notes, the March 31 Overadvance Letter and the 2006 Note, an immediate "Event of Default" under the Term Notes and 2006 Note shall arise.

4. The amendments set forth above shall be effective as of the date first above written (the "**Amendment Effective Date**") on the date when (i) the Company and each Creditor Party shall have executed and the Company shall have delivered to LV its respective counterpart to this Amendment, (ii) the Company, StockerYale Canada Inc., a corporation incorporated

under the Canada Business Corporations Act ("**S-Canada**"), Lasiris Holdings, Inc., a New Brunswick corporation ("**Lasiris**") and each Creditor Party shall have executed and each of the Company, S-Canada and Lasiris shall have delivered to LV its respective counterpart to the Reaffirmation and Ratification Agreement attached hereto as Exhibit A and (iii) S-Canada shall have granted to Valens Offshore II an executed Guaranty attached hereto as Exhibit B and a General Hypothecation of Movables attached hereto as Exhibit C.

5. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Documents, and all of the other related forms, and the terms and provisions of the Documents and other related forms shall remain in full force and effect.

6. From and after the date first written above, all references to the Documents shall be deemed to be references to the Documents as modified hereby.

7. The Company understands that it has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Company's determination that this Amendment is material. The Company agrees to file an 8-K within 4 business days following the date hereof and in the form otherwise prescribed by the SEC.

8. The Company hereby represents and warrants to the Creditor Parties that (i) no Event of Default exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the Company under the Documents are true, correct and complete, and (iii) on the date hereof, the Company's covenant requirements have been met under the Documents.

9. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. **THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.** This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and each Creditor Party has caused this Amendment to be signed in its name effective as of July 16, 2009.

STOCKERYALE, INC.

By: ______________________________
Name: M. BLODGETT
Title: CEO

LV ADMINISTRATIVE SERVICES, INC.
as agent

By: ______________________________
Name:
Title:

VALENS U.S. SPV I, LLC
By: Valens Capital Management, LLC, its investment manager

By:______________________________
Name:
Title:

VALENS OFFSHORE SPV I, LTD.
By: Valens Capital Management, LLC,
its investment manager

By:______________________________
Name:
Title:

VALENS OFFSHORE SPV II, CORP.
By: Valens Capital Management, LLC,
its investment manager

By:______________________________
Name:
Title:

PSOURCE STRUCTURED DEBT LIMITED
By: PSource Capital Limited,
its investment consultant

By:______________________________
Name:
Title:

IN WITNESS WHEREOF, the Company and each Creditor Party has caused this Amendment to be signed in its name effective as of July 16 2009.

STOCKERYALE, INC.

By:____________________________
Name: M. BLODGETT
Title: CEO

LV ADMINISTRATIVE SERVICES, INC.
as agent

By:____________________________
Name:
Title:

VALENS U.S. SPV I, LLC
By: Valens Capital Management, LLC, its investment manager

By:____________________________
Name:
Title:

VALENS OFFSHORE SPV I, LTD.
By: Valens Capital Management, LLC,
its investment manager

By:____________________________
Name:
Title:

VALENS OFFSHORE SPV II, CORP.
By: Valens Capital Management, LLC,
its investment manager

By:____________________________
Name:
Title:

PSOURCE STRUCTURED DEBT LIMITED
By: PSource Capital Limited,
its investment consultant

By:____________________________
Name:
Title:

IN WITNESS WHEREOF, the Company and each Creditor Party has caused this Amendment to be signed in its name effective as of July 16 2009.

STOCKERYALE, INC.

By: ____________________
Name: M. BLODGETT
Title: CEO

LV ADMINISTRATIVE SERVICES, INC.
as agent

By: ____________________
Name:
Title:

VALENS U.S. SPV I, LLC
By: Valens Capital Management, LLC, its investment manager

By: ____________________
Name:
Title:

VALENS OFFSHORE SPV I, LTD.
By: Valens Capital Management, LLC,
its investment manager

By: ____________________
Name:
Title:

VALENS OFFSHORE SPV II, CORP.
By: Valens Capital Management, LLC,
its investment manager

By: ____________________
Name:
Title:

PSOURCE STRUCTURED DEBT LIMITED
By: PSource Capital Limited,
its investment consultant

By: ____________________
Name: CHARLES LENS
Title: ASSOCIATE DIRECTOR